INTEREST RATE DERIVATIVE	3 Months Ended
Mar. 31, 2014
Interest Rate Derivatives [Abstract]
INTEREST RATE DERIVATIVE

NOTE 19: INTEREST RATE DERIVATIVE

Derivative instruments are entered into primarily as a risk management tool of the Company. Financial derivatives are recorded at fair value as other liabilities. The accounting for changes in the fair value of a derivative depends on whether it has been designated and qualifies as part of a hedging relationship. For a fair value hedge, changes in the fair value of the derivative instrument and changes in the fair value of the hedged asset or liability are recognized currently in earnings. For a cash flow hedge, changes in the fair value of the derivative instrument, to the extent that it is effective, are recorded in other comprehensive income and subsequently reclassified to earnings as the hedged transaction impacts net income. Any ineffective portion of a cash flow hedge is recognized currently in earnings. See Note 20 for further discussion of the fair value of the interest rate derivative.

The Company has $5 million of floating rate trust preferred debt indexed to 3-month LIBOR. As a result, it is exposed to variability in cash flows related to changes in projected interest payments caused by changes in the benchmark interest rate. During the fourth quarter of fiscal 2009, the Company entered into an interest rate swap agreement, with a $2.0 million notional amount, to convert a portion of the variable-rate junior subordinated debentures to a fixed rate for a term of approximately 7 years at a rate of 4.96%.  The derivative is designated as a cash flow hedge. The hedging strategy ensures that changes in cash flows from the derivative will be highly effective at offsetting changes in interest expense from the hedged exposure.

The following table summarizes the fair value of outstanding derivatives and their presentation on the statements of condition as of the indicated dates:

	(Unaudited)
	March 31,	December 31,
(In thousands)	2014	2013	2012
Cash flow hedge:
Other liabilities	$123	$135	$195

The change in accumulated other comprehensive loss, on a pretax basis, and the impact on earnings from the interest rate swap that qualifies as a cash flow hedge for the year indicated periods were as follows:

	(Unaudited)
	For the three months		For the twelve months
	ended March 31,		ended December 31,
(In thousands)	2014	2013	2013	2012
Balance as of the beginning of the period:	$(135)	$(195)	$(195)	$(200)
Amount of losses recognized in other comprehensive income	(3)	-	(2)	(53)
Amount of loss reclassified from other comprehensive income and recognized as interest expense	15	15	62	58
Balance as of the end of the period:	$(123)	$(180)	$(135)	$(195)

No amount of ineffectiveness has been included in earnings and the changes in fair value have been recorded in other comprehensive income. Some or the entire amount included in accumulated other comprehensive loss would be reclassified into current earnings should a portion of, or the entire hedge no longer be considered effective, but at this time, management expects the hedge to remain fully effective during the remaining term of the swap.

The Company posted cash, of $200,000, under collateral arrangements to satisfy collateral requirements associated with the interest rate swap contract.